UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2017

Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the previously disclosed transition plan of the President and Chief Executive Officer roles of AdvancePierre Foods Holdings, Inc. (the “Company”), effective March 31, 2017, John N. Simons, Jr. retired as Chief Executive Officer of the Company and Christopher D. Sliva assumed the role of Chief Executive Officer of the Company and is now the Company’s President and Chief Executive Officer. Also pursuant to the transition plan, Mr. Simons will not stand for reelection as a director of the Company at the Company’s 2017 annual meeting of stockholders.

Mr. Sliva, age 53, became our President and a member of our Board on November 14, 2016, and our Chief Executive Officer on March 31, 2017. Prior to joining us, Mr. Sliva was President and Chief Operating Officer of TreeHouse Foods, Inc., a consumer packaged food and beverage manufacturer. Mr. Sliva joined TreeHouse in July 2012 as Senior Vice President and Chief Operating Officer of TreeHouse’s Bay Valley Foods operating unit. Mr. Sliva also served as Executive Vice President and Chief Operating Officer of TreeHouse and as President of Bay Valley during his time at TreeHouse. Prior to joining TreeHouse, Mr. Sliva held various positions for Dean Foods Company from March 2006 to June 2012, including as Chief Customer Officer for the White Wave Foods division of Dean Foods and President and Chief Operating Officer for the Morningstar division of Dean Foods. Prior to joining Dean Foods, Mr. Sliva held various leadership roles and sales and marketing positions with Eastman Kodak Company, Fort James Corporation and Procter & Gamble Distributing Company. Mr. Sliva holds a Bachelor of Science degree in Business Administration from Washington University.

On October 27, 2016, the Company and AdvancePierre Foods, Inc. entered into an Executive Employment Agreement with Mr. Sliva (the “Employment Agreement”), which Employment Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 10, 2016. Such description is incorporated by reference into this Report, and is qualified in its entirety by the full text of the Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 10, 2016.

There is no arrangement or understanding between Mr. Sliva and any other person pursuant to which he was selected as an officer of the Company (other than the Employment Agreement) and there are no family relationships between Mr. Sliva and any of the Company’s directors or executive officers. There are no transactions to which Mr. Sliva is a party and in which Mr. Sliva has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Executive Employment Agreement, dated October 27, 2016, among AdvancePierre Foods, Inc., AdvancePierre Foods Holdings, Inc., and Christopher D. Sliva (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 31, 2017

ADVANCEPIERRE FOODS HOLDINGS, INC.

By:	/s/ Michael B. Sims
Michael B. Sims Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	Executive Employment Agreement, dated October 27, 2016, among AdvancePierre Foods, Inc., AdvancePierre Foods Holdings, Inc., and Christopher D. Sliva (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2016)